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                                                                   EXHIBIT 10.21

                     PROJECT COOPERATION FRAMEWORK AGREEMENT

PARTY A: SHANGHAI EVEREASE COMMUNICATION COMPANY

         Legal Representative: Jason Nanchun Jiang
         Address: Floor 28-30, Zhaofeng World Trade Mansion, No.369,
                  Jiangsu Road, Shanghai
         Telephone: 021-32124665/6117

PARTY B: BEIJING SUODI ADVERTISEMENT CO., LTD.

         Legal Representative: Zhao Xin
         Address: Room 303, 303A, Dabei Office Building, No. 1, Jianwainanlang
                  Garden, Chaoyang District, Beijing
         Telephone: 010-65685511-3303

WHEREAS: Party A is a general purpose advertisement company of limited liabilities duly incorporated and validly existing under the laws of China, which intends to entrust Party B to exploit Beijing area, as to exploit, construct the LCD TV projects as the media for advertisement in advanced business buildings and general purpose shopping stores in Beijing area, to engage in the business of sales of LCD TV advertisements and in the operations and equipment daily maintenance thereof. As an advertisement company in Beijing area, Party B is willing to accept Party A's entrustment to render actively services to Party A for its exploitation and construction of the LCD TV projects, operational maintenance thereof, and sales of LCD TV advertisements. For the purpose of utilizing each other's advantages and generating desirable social interests and economic benefits, and after friendly consultation, both Parties hereby enter into this Agreement as follows.

CHAPTER 1 DEFINITIONS, REPRESENTATIONS AND WARRANTS IN RELATION HEREOF

1. Unless to be otherwise interpreted in the context hereof, or to be construed otherwise according hereto for explicit meaning, the following terms in this Agreement shall be interpreted to have the following meanings:

      "COOPERATION PROJECT" shall mean the cooperation between the Parties hereof on the basis of the framework and terms agreed herein in respect of Party A's exploitation, construction and promotion of LCD TV advertisement media in Beijing area, with such cooperation to be reflected in the following three parts:

         1. Exploitation and construction of LCD TV projects in the form of

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             advertisement media in fifty-five (55) advanced business buildings and general purpose shopping stores (of which there are five (5) advanced shopping malls) in Beijing area;

         2.  Party B's assistance in the sale of LCD TV advertisements;

         3. Daily maintenance and operational maintenance of the LCD TV projects under exploitation.

      "COOPERATION METHOD" shall mean the followings:

         1.  Entrusted exploitation and construction

         * Party A shall the sole owner of the LCD TV advertisement media, and Party A shall authorize Party B to be the exclusive cooperation partner in Beijing area, and entrust Party B to construct LCD TV advertisement media in advanced business buildings and general purpose shopping stores in Beijing area.

         * Party A shall entrust Party B to enter, in the name of the company designated by Party A, into front lease contracts, or similar agreements in such a nature of front lease, with the developers/property management companies of advanced business buildings and general purpose shopping stores in Beijing area, for the arrangement of LCD TV advertisement media therein; the term of such front lease contracts shall be three (3) or five (5) years; in case that some advanced business buildings have their internal rules to limit the term of any external cooperation to one (1) year for the purpose of contract conclusion, or the contractual term is less than five (5) years, Party B shall be obliged to renew, as the sole authorized cooperation partner, such contracts with the building owners at Party A's request.

         * During the cooperation period, Party A shall pay Party B the service fees on an annual basis according to this Agreement.

         * Party A shall be responsible for the costs of equipment necessary for the LCD TV advertisement media, pay the annual rents for front lease in relation to the buildings, pay Party B the annual service fees, and engineering cost for the installation of LCD TV advertisement media.

         * Party B shall be responsible for the costs and expenses incurred during the exploitation and maintenance period (such as entertainment fees, traffic fees, personnel fees, etc.).

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         2.  Sales of LCD TV advertisements in Beijing area

         * Party B shall be responsible for assistance to Party A for sales of LCD TV advertisements.

         3.  Maintenance

         Maintenance shall be carried out in the following aspects:

         1. Supervisions, examinations and repairs for the daily operation of equipment.

         2. Regular reports submitted to Party A on equipment supervisions and maintenance.

         3. Relationship maintenance with building owners under concluded agreements.

         4. Supervision on advertisements and report on their broadcasting (including provision to each paid client a photo of satisfactory quality of the of LCD TV advertisements in each building during a complete advertisement broadcasting period).

2. References in this Agreement to any laws, regulations and governmental rules shall include reference to the amendments, supplements and reformulations of such laws, regulations and governmental rules.

3. The titles of the Chapters contained herein shall be for reference only, and in no circumstances shall such titles affect the interpretation of the provisions hereof.

4. For the purpose hereof, the Parties hereby undertake and guarantee to each other as follows:

      1. it is a corporate legal person duly established and validly existing under the PRC laws;

      2. it has already adopted all necessary Board resolutions or taken other corporate actions required by its Articles of Association or internal management rules;

      3. it has already approved to execute this Agreement and all other agreements and contracts to be entered into by it in relation hereto;

      4. it has already authorized its representatives to sign this Agreement and all other agreements and contracts to be entered into by it in relation hereto, and such signature shall be binding on it;

      5. it agrees to comply with and perform the provisions of this Agreement and

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            those under the other relevant agreements and contracts;

      6. its execution and performance of this Agreement and all other relevant agreements and contracts in relation hereto will not violate its Articles of Association or internal management rules, or other agreements entered into by it, or other statutory or contractual obligations assumed by it, nor will it violate any laws, regulations or governmental rules currently applicable to this Agreement and other relevant documents;

      7. as the sole owner of the right to the LCD TV advertisement media, Party A owns such right without any flaw in terms of ownership thereof, and guarantees that, upon execution hereof, the performance of Cooperation Project hereunder by it will not be affected for any reasons attributable to Party A or any third party in relation to Party A;

      8. in case that Party A is to transfer the LCD TV advertisement projects before the expiration of the term agreed herein, Party A shall guarantee that the transferee will enter into a new contract with Party B in accordance with all the terms of this Agreement; in case that the transferee refuses to enter into such a contract with Party B, Party A shall pay Party B all the service fees payable for the period until the original expiration date of the cooperation period agreed herein (with the service fees to be determined according to Article 17 hereof), and then this Agreement shall be terminated.

         CHAPTER 2 CONTENT, TERM AND DEPOSIT OF THE COOPERATION PROJECT

5. Party A and Party B mutually agree that the Cooperation Project shall include three parts as (1) entrustment for exploitation and construction of LCD TV advertisement media in Beijing area; (2) assistance to Party A for sales of LCD TV advertisements; and (3) daily operational maintenance.

6.    Cooperation Period

      1. The cooperation period between the Parties shall be: from February 15, 2003 to the expiration date of the five-year lease concluded of the last building in the fifty-five (55) buildings set out in appendix hereto.

      2. Party A requires that the front lease to be entered into between Party B and the owners of advanced business buildings and general purpose shopping stores in Beijing area should be a term at least three (3) or five (5) years. Under special circumstances, buildings concluded of front lease for a term of one (1) year shall not exceed in total twenty percent (20%) of the fifty-five (55) buildings set out in the appendix hereto.

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      3.    Party A and Party B agree that in case that some advanced business buildings have their internal rules to limit the term of any external cooperation to one (1) year or less than five (5) years, for the purpose of contract conclusion, Party B shall be obliged to renew, as the sole authorized cooperation partner, such contracts with the building owners at Party A's request. Party A shall allow a rise of lease rent within and up to ten percent (10%) for half of the buildings of renewal cases. Buildings failing to be renewed for front lease shall be controlled within ten percent (10%) of the total buildings, of which the key buildings failing to be renewed for front lease shall be controlled at two (2) buildings or within ten percent (10%) of the total key buildings (where the number of key buildings is above twenty (20) (inclusive), the number of key buildings failing to be renewed for front lease could be controlled within three (3) buildings), and Party B shall use the standby buildings agreed in the appendix or acceptable to Party A as substitutes.

7. During the cooperation period, Party B shall be the sole cooperation partner of Party A in Beijing area to carry on the Cooperation Project hereunder, and both Parties hereby undertake that they will not, during the cooperation period, engage in whatever form directly or indirectly in the exploitation and cooperation of projects similar to this Project. Upon expiration of the cooperation period between the Parties, Party B shall still be able to renew contracts, in the name of Party A or the company designated by Party A, with the owners of advanced business buildings and general purpose shopping stores, at Party A's request; if there is no dispute between the Parties in respect of their cooperation, this Agreement may be renewed.

8. Within three (3) days of the execution hereof, Party A shall pay Party B a deposit of Renminbi one hundred thousand (RMB100,000), which shall be used to set off the payment of the first installment of service fees by Party A to Party B. The said deposit shall include the construction deposit to be paid to the property management company prior to the commencement of construction work.

                     CHAPTER 3 ENTRUSTMENT FOR EXPLOITATION

9. Entrustment for exploitation refers to designation by Party A of Party B as the sole cooperation partner in Beijing area, as to entrust Party B to construct LCD TV advertisement media in advanced business buildings and general purpose shopping stores in Beijing area; as the sole owner of the right to such LCD TV projects, Party A acknowledges that Party B may enter, in the name of the company designated by Party A, into front lease contracts with the developers (owners) or property management companies of advanced business buildings and general purpose shopping stores in Beijing area for the construction of LCD TV advertisement media in such buildings. At the same time, Party B shall assist Party A to secure the approval by relevant Beijing governmental authority for the project.

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      Party B shall organize special teams to carry on the exploitation and construction, with the relevant costs and expenses incurred during the exploitation and construction period (such as entertainment fees, traffic fees, personnel fees, etc.) to be borne by Party B.

10. The target number of advanced business buildings and general purpose shopping stores in Beijing area available for the installation of LCD TV advertisement media is, as required by Party A on Party B, fifty-five (55) (of which five (5) shall be advanced shopping malls). Where agreements are not to be concluded due to reasons attributable to the owner or manager of the buildings, Party A agrees that Party B may use the standby buildings of same grade as substitutes in the planning process of exploitation and construction; such substitutes for key target buildings shall not exceed five (5), substitutes for non-key target buildings shall not exceed ten
      (10) and substitutes for shopping stores shall not exceed five (5) respectively in number.

11. The Parties agree that the exploitation period for the fifty-five (55) target buildings shall begin from February 15, 2003 to and end on July 31, 2003; the period for installation and commissioning work shall begin from August 1, 2003 to and end on August 31, 2003; Party B shall guarantee the execution of front lease contracts in ten (10) key target buildings, which shall serve as the conditions precedent of cooperation for Party A's entrustment to Party B on issues of exploitation and construction.

      Party B agrees to Party A's above requirement, and during the cooperation period, Party B will further exploit, after completion of its exploitation of the fifty-five (55) buildings, additional five (5) buildings each year that may have LCD TV advertisement media and meet with Party A's requirements; the front lease rents and engineering installation costs of such buildings shall be borne by Party A; Party A shall no longer pay Party B additional fees for exploitation entrustment, and Party B shall be responsible for the maintenance of such new buildings and the relevant maintenance costs thereof.

12. The Parties shall perform Article 8 hereof on the date of the execution of this Agreement; at the same time, Party B shall submit:

      1. a list of fifteen (15) key target buildings; a list of five (5) standby/substitutable buildings of the same grade;

      2.    a list of thirty-five (35) non-key target buildings; a list of ten
            (10) standby/substitutable buildings of the same grade;

      3. a list of five (5) shopping stores; a list of five (5) standby/substitutable stores

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            of the same grade;

      4. the lists set out in paragraphs 1, 2, and 3 above shall be confirmed by Party A in writing with signature and affixation of corporate seal, to serve as appendixes 1, 2 and 3 hereto respectively for the purpose of compliance;

      5. once confirmed by Party A, the above lists shall serve as the scope of exploitation by Party B under the entrustment hereof.

13. Party A shall ship all LCD TV sets to be installed in those buildings to Beijing before July 1, 2003. In case that Party B finds any LCD TV sets out of order or damaged during its installation and commissioning, it shall notify Party A promptly thereof for replacement, and Party A shall complete such replacement within three (3) working days of its receipt of Party B's written notice, with the freight fees to be borne by Party A. In case that Party A delays in the supply or replacement, the period agreed in Article 11 hereof shall be extended accordingly.

14. Party A shall pay, within three (3) working days of the completion of installation and commissioning, the installation fees according to the settlement statement issued by Party B. Material costs, workman costs and relevant fees charged by property management company (e.g. management fees such as for workman to enter the site, fees for [cables contingent to occur] and restoration fees for dismantled TV sets) shall be settled according to the actual amount incurred.

15.   Contract conclusion and payment of building front lease rents

      1. After Party A executes front lease contracts or similar agreements with building owner (such building are successfully exploited by Party B under the entrustment) for the installation of LCD TV advertisement media, such concluded contracts shall be implemented by Party A, including such issues of payment of rent, the fees for engineering/decoration installation and commissioning of LCD TV advertisement media, etc., with the particulars about payment of rent (amount and payment method and time) to be implemented according to the terms agreed in the front lease contracts concluded between Party B and the building owners; Party A shall deliver, within three (3) working days hereof, to Party B the version of front lease contract, for Party B to use in its negotiation with the building owners; Party B shall agree to any amendments to the version of front lease contract by the building owners only after Party A's acknowledgment;

      2. the work of engineering/decoration installation and commissioning of LCD TV advertisement media shall be carried out by Party B or by decoration companies designated by Party B, with the costs to be borne by Party A;

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      3.    in case that the building owner or manager tends to terminate lease contract due to contingencies such as delay in payment by Party A of the rents caused by force majeure events, Party B shall do persuasion and positive coordination work;

      4. in case that the lease contract is terminated by the building owner or manager practically due to Party A's faults, such as delay in payment of rents, Party A shall bear all liabilities thereto.

16. Method of payment of service fees to Party B

Party A and Party B agree that, at the completion of Party B's exploitation according to this Agreement for contract conclusion of fifty-five (55) buildings (of which there shall be five (5) advanced shopping stores), Party A shall pay Party B each year a service fee according to the actual total contract price each year entered into between Party B and the building owners (the "TOTAL CONTRACT PRICE", which refers to the front lease fees under the contracts entered into by Party B at Party A's entrustment and authorization), and according to the number of years of cooperation between Party A and Party B, with the particular amount as follows:

      - where the Total Contract Price (i.e. the annual building front lease rent) is below RMB2,200,000 (inclusive), the annual service fees for Party B shall be RMB1,800,000;

      - where the Total Contract Price (i.e. the annual building front lease rent) is between RMB2,210,000 to RMB3,200,000 (inclusive), the annual service fees for Party B shall be RMB1, 600,000;

      - where the Total Contract Price (i.e. the annual building front lease rent) is between RMB3,210,000 to RMB4,200,000 (inclusive), the annual service fees for Party B shall be RMB1, 450,000;

      - where the Total Contract Price (i.e. the annual building front lease rent) is between RMB4,210,000 to RMB5,200,000 (inclusive), the annual service fees for Party B shall be RMB1,150,000;

      - where the Total Contract Price (i.e. the annual building front lease rent) is between RMB5,210,000 to RMB6,200,000 (inclusive), the annual service fees for Party B shall be RMB950,000;

      - where the Total Contract Price (i.e. the annual building front lease rent) is between RMB6,210,000 to RMB7,200,000 (inclusive), the annual service fees for Party B shall be RMB650,000.

17. Method/time of payment of service fees

      1. First installment: Party A shall, within five (5) working days of execution of front lease contract or similar agreement with the tenth key building owner (at the successful exploitation of Party B) for the installation of LCD TV

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            advertisement media, pay Party B the basic service fees in the amount Renminbi three hundred thousand (RMB300,000) (after the reduction therefrom with the deposit already paid);

      2. Second installment: at the completion of Party B's exploitation according to this Agreement for contract conclusion and installation work of fifty-five (55) buildings, Party A shall, within five (5) working days of the installation completion of the fifty-fifth building, pay Party B the service fees set out in Article 16 (after the reduction therefrom with the payment of first installment);

      3. From the second year, Party A shall pay Party B four (4) annual service fees, with the payment for each year's service fees to be made in two installments: one time before the date September 31, the other time before the date March 31 in the following year; the amount of each payment shall be half of the total annual service fee in the first year (the amount of service fees in the first year is the aggregate sum of the first installment and second installment set out respectively in Articles 17.1 and 17.2 hereof), until the end of the cooperation period;

      4. the five (5) installments of service fees for Party B refers to the payment to Party B in each year (one installment for each year) during the five (5) years beginning from the date on which the installation of LCD TV sets for the last building in the fifty-five
            (55) buildings is completed (for example, if on September 1, 2003 the installation of LCD TV sets for the last building in the fifty-five (55) buildings is completed as set out in the appendix hereof, the time for the first annual service fees shall be from September 1, 2003 to August 31, 2004, and the second annual service fees shall be from September 1, 2004 to August 31, 2005, the rule follows for the succeeding years), and the agreement on the time calculation of each year shall not affect the agreement of the time for payment.

                              CHAPTER 4 MAINTENANCE

18. After installation and commissioning of the LCD TV advertisement media in the fifty-five (55) advanced business buildings and general purpose shopping stores, Party B shall still be responsible for the maintenance thereof.

19.   The maintenance work shall mainly cover the following aspects:

      1. supervision of equipment daily operation and change of advertisements;

      2. regular submission of equipment maintenance and supervision reports to Party A;

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      3.    relationship maintenance with owners of buildings under concluded contracts;

      4. supervision on advertisements and report on their broadcasting (including provision to each paid client a photo of satisfactory quality of the of LCD TV advertisements in each building during a complete advertisement broadcasting period, with the photo showing pictures of advertisements procured by such client).

20. Party B shall organize special teams to carry on the maintenance of the LCD TV advertisement projects, as to guarantee the sales of the LCD TV advertisements.

21. Party A and Party B agree that Party B shall pay the fees incurred under Articles 19 and 20 from the annual service fees.

22. Party A shall be responsible for provision to Party B free of charge with all standby LCD TV sets necessary for the maintenance and replacements, and both Parties agree that Party B shall keep at all time thirty (30) sets for its daily equipment examinations and prompt replacements, provided that Party B shall return to Party A those sets replaced and no longed to be in use, delivering the same to the place in Beijing designated by Party A, for exchange of new sets, with such exchange recorded in file. In case that the standby machines are less than thirty
      (30) in number, Party A shall make up the deficiency within three (3) days of receipt of notice thereof from Party B.

23. Party A shall be responsible for provision of technical training, free of charge, to those equipment maintenance personnel employed by Party B, and Party A shall guarantee that there will be at least two (2) training sessions each year provided to Party B's equipment maintenance personnel, with the particular content of such technical training to be decided by the Parties in agreement otherwise entered into between them.

24. For any inquiry (oral or written) made by Party B's equipment maintenance personnel concerning the equipment maintenance, Party A shall give reply within two (2) working days of receipt of such inquires; otherwise Party B shall not be liable to the failure to solve the equipment breakdowns or worsening of losses caused thereby.

25. Subject to performance by Party A of its obligations under Articles 15, 16, 17, 22, 23 and 24, and unless for reasons of artificial elements not under Party B's control and technical elements not within the knowledge of Party B's technical personnel, Party B shall guarantee the normal operation of the equipment.

26. Party B shall be responsible for the daily management issues in connection with its equipment maintenance personnel.

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                   CHAPTER 5 SALES OF THE LCD TV ADVERTISEMENT

27. Party A shall pay, within three (3) days of Party A's conclusion of contracts with advertisement clients recommended by Party B and payment by such client of the first installment of monies, Party B a recommendation fee equivalent to seven percent (7%) of the contract price concerned. If Party A wishes Party B to maintain relationship with the direct clients, Party A shall bear the costs incurred therefor.

                            CHAPTER 6 NON-COMPETITION

28. During the performance of this Agreement, unless agreed by the Parties in writing, neither the Parties nor their affiliates under their respective control shall engage, directly or indirectly, either by itself or together with any other third parties, in any business in Beijing area that are identical or competitive to the Cooperation Project hereunder. Within two
      (2) years since the expiration of the cooperation period of this Agreement, neither Party B nor its affiliates under its control shall engage in the business of LCD TV advertisement media projects in buildings that have lease contracts concluded hereunder.

                     CHAPTER 7 DISSOLUTION OF THIS AGREEMENT

29. Once this Agreement is executed, neither Party may terminate it unilaterally; unless otherwise agreed herein, if this Agreement is to be terminated by either Party with the consent of the other Party, the terminating Party shall pay the other Party a liquidated damages of Renminbi one hundred thousand (RMB100,000).

30. In case of any payment delayed by either Party, the other Party shall have the right to terminate this Agreement unilaterally after elapse of fifteen
      (15) days of such payment delay, and demand the delaying Party to compensate for all losses arising therefrom.

                          CHAPTER 8 DEFAULT LIABILITIES

31. In case of any default by either Party of its representations, guarantees or obligations hereunder, the defaulting Party shall bear the default liabilities according to this Agreement or relevant laws; in case of any damage caused to the non-default Party or other third parties, the default Party shall be responsible for compensation thereof.

32. Party A shall guarantee that Party B is its sole cooperation partner in Beijing area, and during the cooperation period, if Party B finds that Party A has entrusted other third parties to carry on projects hereunder, Party A shall cease its transaction with such third parties within three
      (3) days of receipt of written notice from Party B,

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      otherwise Party A shall pay Party B all service fees payable for the remaining time to and by the expiration date agreed in this Agreement (the service fees shall be determined according to Article 17), and this Agreement shall be terminated thereafter.

                             CHAPTER 9 FORCE MAJEURE

33. The term "force majeure" refers to, according to the laws, any objective circumstances that are unforeseeable, unavoidable or insurmountable by the Parties, or though foreseeable but unavoidable, which prevent, in whole or part, the performance of either Party of its obligation hereunder.

34. In case of force majeure event that causes either Party unable to perform, in whole or part, its obligations hereunder, such obligations shall cease to be performed while the force majeure event continues, with the time for such performance to be extended automatically for an equal duration thereof, and the Party ceasing performing such obligations shall not be liable to any defaults.

35. The Party encountering the force majeure event shall notify the other Party thereof promptly, presenting appropriate written documents issued by the local relevant authority proving the details of such force majeure event and its consequences. The Party encountering the force majeure event shall also take all necessary measures to terminate or reduce the impact of such force majeure event.

36. In case of force majeure event, the Parties shall consult with each other promptly, as to seek a fair solution to it, and take all reasonable measures to reduce the consequences of such force majeure to the minimum.

37. In case of force majeure event or its impact lasting consecutively for more than three (3) months that prevents either Party to perform its obligations hereunder, either Party shall have the right to demand the termination of the relevant obligations hereunder. In case that this Agreement is thus terminated, the Parties shall deal with the creditor's rights and debts between them in a fair and reasonable way.

                                CHAPTER 10 NOTICE

38. The Parties shall send written notice to each other according to the addresses set out below:

         Party A: Shanghai Everease Communication Company
         Address: Floor 28-30, Zhaofeng World Trade Mansion, No.369,
                  Jiangsu Road, Shanghai
         Postcode: 200050

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         Telephone: 021-32124665/6117
         Fax No: 021-52400228
         Contact: Jimmy Wei Yu

         Party B: Beijing Suodi Advertisement Co., Ltd.
         Legal Representative: Zhao Xin
         Address: Room 303, 303A, Dabei Office Building, No. 1, Jianwainanlang
                  Garden, Chaoyang District, Beijing
         Postcode: 100022
         Telephone: 010-65685511-3303
         Fax No: 010-65667323
         Contact: Zhao Xin

39. In case that a Party instructs to use other address or decides to change its address, it shall notify the other Party in writing thereof promptly; otherwise, it shall bear any loss arising due to its delay in giving such notice.

40. Where notice is sent by fax, it shall be deemed to have been delivered to the recipient on the date of sending; where notice is delivered in person, it shall be deemed to have been delivered to the recipient on the date of its delivery; where notice is posted by mail, it shall be deemed to have been delivered to the recipient on the fifth date of its posting.

41. Document sent by one Party to the other Party for important issues involving claims, waivers or changes in connection with rights and obligations hereunder shall be signed in person by the legal representative or the authorized signatory (attached with the power of attorney for such signing authorization) of the sending Party.

                 CHAPTER 11 GOVERNING LAW AND DISPUTE RESOLUTION

42. The validity, interpretation and performance of this Agreement shall be governed by the laws, regulations and judicial interpretations of China currently effective and amended from time to time and the effectively implemented rules of governmental authorities.

43. Any and all disputes between the Parties arising from the performance hereof or in connection herewith shall be solved through friendly consultations by the Parties; failing it, such disputes shall be submitted to Beijing Arbitration Commission for arbitration in accordance with its arbitration rules.

44. During the period of dispute arbitration, except the issues under and pending arbitration, the Parties shall continue to perform the remaining provisions of this Agreement.

Project Cooperation Framework Agreement

                            CHAPTER 12 MISCELLANEOUS

45. In respect of any payment hereunder, where invoice is required according to financial rules, the receiving Party shall issue legitimate, formal and valid invoice therefor within three (3) working days of receipt of the payment.

46. In case of any part or a certain provision hereof is deemed invalid, unlawful, impractical or unenforceable, the validity, lawfulness and enforceability of the remaining part or remaining provisions hereof shall not be affected thereby.

47. Failure or delay to exercise any right hereunder does not constitute a waiver of such right or remedy, nor shall it constitute a waiver of any other rights; any single or partial exercise of the rights hereunder shall not preclude the concerned Party from exercising such rights in any other way and exercising the remaining part of such rights, or exercising any other rights or taking any other remedial measures.

48. Any amendments, supplements or changes to this Agreement shall be made after agreement by the Parties in writing and shall take effect only when properly signed by the Parties to this Agreement.

49. Any agreements, documents, authorizations, reports, lists, acknowledgements, undertakings and waivers formed, made, signed or attached to or in accordance with this Agreement shall constitute an attachment hereto and an integral part of this Agreement.

50. The Parties may, in view of the performance of cooperation between them, consult with each other and agree otherwise on new cooperation methods during the cooperation process.

51. This Agreement shall be prepared in the Chinese language in three (3) original copies, with Party A and Party B each holding one (1) copy, and the lawyer of Party B holding one (1) copy. Once signed and affixed with corporate seals by Party A and Party B, all the copies shall be deemed to be original copies, with the same authentic and legal force.

Project Cooperation Framework Agreement

PARTY A: SHANGHAI EVEREASE COMMUNICATION COMPANY (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative or Authorized Representative
Dated: February 14, 2003

PARTY B: BEIJING SUODI ADVERTISEMENT CO., LTD. (Corporate Seal)

Signed by: /s/ Zhao Xin
           ----------------------------------------------------------------
Name: Zhao Xin
Position: Authorized Representative or Authorized Representative
Dated: February 14, 2003

Appendix 1: List of 15 Key Target Buildings; List of 5 Standby/Substitutable
            Buildings of Same Grades;

Appendix 2: List of 35 Non-Key Target Buildings; List of 10 Standby/
            Substitutable Buildings of Same Grades;

Appendix 3: List of 5 Shopping Stores; List of 5 Standby/Substitutable Shopping
            Stores of Same Grades;

Appendix 4: Power of Attorney.

Project Cooperation Framework Agreement

                             SUPPLEMENTARY AGREEMENT

Party A: SHANGHAI EVEREASE COMMUNICATION COMPANY

Party B: BEIJING SUODI ADVERTISEMENT CO., LTD.

Party A and Party B entered into a written agreement on February 14, 2003 in respect of entrustment by Party A to Party B to exploit, construct and maintain LCD TV advertisement systems for advanced business buildings in Beijing area (the "2.14 AGREEMENT") and now, after friendly consultations, the Parties enter into this Supplementary Agreement for issues not covered therein as follows:

1. Party A agrees to pay Party B an amount of front end developing fee for the project of LCD TV advertisement systems for advanced business buildings in Beijing area, which is Renminbi five hundred thousand (RMB500,000), to be paid on the dates as follows:

         Prior to April 10, 2003, RMB100,000 (already paid);
         Prior to May 10, 2003, RMB200,000;
         Prior to June 10, 2004, RMB200,000.

2. The above front end developing fee shall be used by Party B at its discretion and responsibility, which shall be an integral part of the rent for advertisement fronts in buildings under lease between Party A and Party B on the one side and the building owner on the other side, and shall constitute together with the rent of such lease agreement the total contract price referred to in Article 16 of the 2.14 Agreement. Party A shall pay Party B, on the basis of such total contract price, the service fees accordingly pursuant to Article 16 of the 2.14 Agreement. Party A shall not deduct the above front end developing fees from the payment by Party A to Party B for services fees.

3. This Supplementary Agreement is executed in two (2) copies, with Party A and Party B each keeping one (1) copy, and shall become legally effective on signature and affixation of corporate seals by the Parties.

PARTY A: SHANGHAI EVEREASE COMMUNICATION COMPANY (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

PARTY B: BEIJING SUODI ADVERTISEMENT CO., LTD. (Corporate Seal)

Signed by: /s/ Zhao Xin
           -------------------------------
Name: Zhao Xin
Position: Authorized Representative

This Supplementary Agreement is dated April 8, 2003.

Supplementary Agreement (1)

                             SUPPLEMENTARY AGREEMENT

Party A: SHANGHAI EVEREASE COMMUNICATION COMPANY

Party B: BEIJING SUODI ADVERTISEMENT CO., LTD.

For the purpose of the current market developing, Party A and Party B hereby enter into, in respect of the entrustment by Party A to Party B to exploit, construct and maintain LCD TV advertisement systems for advanced business buildings in Beijing area, and of a supplementary agreement on front end market developing fees subsequent to an written agreement dated February 14, 2003, this Supplementary Agreement for issues not covered therein as follows:

1. For the purpose of the current market developing, Party A agrees to pay Party B the second installment of the front end developing fee for the project of LCD TV advertisement systems for advanced business buildings in Beijing area, which is Renminbi two hundred thousand (RMB200,000), to be paid prior to the date of July 10, 2003.

2. The above front end developing fee shall be used by Party B at its discretion and responsibility, which shall be an integral part of the rent for advertisement fronts in buildings under lease between Party A and Party B on the one side and the building owner on the other side, and shall constitute together with the rent of such lease agreement the total contract price referred to in Article 16 of the 2.14 Agreement. Party A shall pay Party B, on the basis of such total contract price, the service fees accordingly pursuant to Article 16 of the 2.14 Agreement. Party A shall not deduct the above front end developing fees from the payment by Party A to Party B for services fees.

3. This Supplementary Agreement is executed in two (2) copies, with Party A and Party B each keeping one (1) copy, and shall become legally effective on signature and affixation of corporate seals by the Parties.

PARTY A: SHANGHAI EVEREASE COMMUNICATION COMPANY (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

PARTY B: BEIJING SUODIE ADVERTISEMENT CO., LTD. (Corporate Seal)

Signed by: /s/ Zhao Xin
           ------------------------------------
Name: Zhao Xin
Position: Authorized Representative

This Supplementary Agreement is dated June, 2003.

Supplementary Agreement (2)
                                       2